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                                EXHIBIT NO. 10.1


                            ACQUISITION AGREEMENT AND

                              PLAN OF REORGANIZATION










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                 ACQUISITION AGREEMENT AND PLAN OF REORGANIZATION


     THIS ACQUISITION AGREEMENT AND PLAN OF REORGANIZATION (hereinafter the "Agreement") is made and entered into as of the ___ day of __________, 1995, by and between FIRST MANHATTAN, INC., a Nevada corporation (hereinafter "FIRST MANHATTAN") and GROUPMED, INC., a Nevada corporation, (hereinafter "GMI").

                                       RECITALS

     WHEREAS, FIRST MANHATTAN desires to acquire from GMI the stock of GroupMed International of Mexico, SADECV, in exchange solely for 5,200,000 shares of common stock of FIRST MANHATTAN, post split, par value $0.001 and

     WHEREAS, the parties hereto desire to reorganize the management and operations of FIRST MANHATTAN and to change the corporation name to GROUPMED INTERNATIONAL, INC.

     NOW, THEREFORE, in consideration of the premises and mutual representation, warranties and covenants herein contained, the parties hereby agree as follows:

                                      ARTICLE I

                           ACQUISITION AND EXCHANGE OF SHARES

SECTION 1.1 ACQUISITION. The parties hereto agree that this Agreement shall replace and supersede the Letter of Intent executed by the parties on _________. The parties hereby agree that FIRST MANHATTAN shall acquire from GMI and GMI shall assign and transfer to FIRST MANHATTAN 100% of the Common Stock of GROUPMED INTERNATIONAL, INC., SADECV more completely described in Exhibit 1.1 annexed hereto and by this reference made a part hereof. GMI further agrees to assume and become obligated to those specified liabilities, debts, obligations and encumbrances of FIRST MANHATTAN that are specifically set forth and more specifically described in Exhibit 4.3, annexed hereto and by this reference made a part hereof and which liabilities, debts, obligations and encumbrances GMI agrees to fully assume become obligated to. In exchange for the acquisition of the stock of GroupMed International of Mexico, SADECV from GMI, FIRST MANHATTAN agrees to issue to GMI, five million two hundred thousand shares (5,200,000) of authorized but previously unissued shares of GMI common stock, par value $0.001 per share, said shares to be issued directly to GMI and pursuant to the terms and conditions set forth herein. The parties hereto further agree that the business and management of FIRST MANHATTAN shall be reorganized and that FIRST MANHATTAN shall hereinafter become engaged in the business of developing the GMI assets.

SECTION 1.2    ISSUANCE OF SHARES

     (a) Upon the Closing of this Agreement, FIRST MANHATTAN shall cause to be issued and delivered to GMI, stock certificates representing 5,200,000 shares of common stock of FIRST MANHATTAN, par value $0.001 per share.


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     b)   The shares of FIRST MANHATTAN Common Stock to be issues hereunder shall be authorized but previously unissued shares of FIRST MANHATTAN Common Stock and shall be issued directly to and in the name of GROUPMED, INC.

     (c) All shares of FIRST MANHATTAN Common Stock to be issued hereunder are deemed "restricted securities" as defined by Rule 144 of the Securities
     Act of 1933, as amended ("the 1933 Act"), and GMI shall represent that they are acquiring said shares for investment purposes only and without the intent to make a further distribution of the shares until such time as appropriate regulatory approval for any such distribution has been properly obtained. All shares of FIRST MANHATTAN Common Stock to be issued under the terms of this Agreement shall be issued pursuant to an exemption from the registration requirements of the 1933 Act, under Section 4(2) of the 1933 Act and the rules and regulations promulgated thereunder.

     (d) GMI agrees that in the event it decides to distribute to its shareholders the FIRST MANHATTAN shares to be acquired hereby, either in part or in whole, GMI will make all necessary and requisite filing with the appropriate state and federal agencies to register such distribution under the applicable securities laws.

SECTION 1.3 CLOSING. The closing of this Agreement and the transactions contemplated hereby (the "Closing") shall take place on the ___ day of _________ (the "Closing Date"), at a time and place to be mutually agreed upon by the parties hereto, and shall be subject to the provisions of ARTICLE X of this Agreement. At the Closing:

     (a) GMI shall cause to be delivered to FIRST MANHATTAN fully executed instruments of conveyance which when executed and delivered to FIRST MANHATTAN, shall immediately convey and transfer to FIRST MANHATTAN, all of GMI's interest in the assets set forth in Exhibit 1.1;

     (b) FIRST MANHATTAN shall take all necessary and appropriate actions and execute all necessary and appropriate documents to assume completely and become obligated to all liabilities, debts, obligations and/or other encumbrances of GMI and otherwise set forth in Exhibit 4.3 annexed hereto;

     (c) FIRST MANHATTAN shall deliver to GMI, certificates representing an aggregate of 5,200,000 shares of FIRST MANHATTAN Common Stock and which certificates shall bear a standard restrictive legend in the form customarily used with restricted securities;

     (d) FIRST MANHATTAN shall deliver an Officer's Certificate as described in Sections 9.1 and 9.2 hereof, dated the Closing Date, that all representations, warranties, covenants and conditions set forth herein by FIRST MANHATTAN are true and correct as of, or have been fully performed and complied with by the Closing Date; and

     (e) GMI shall deliver an Officer's Certificate as described in Sections 8.1 and 8.2 hereof, dated the Closing Date, that all representations, warranties, covenants and conditions set forth herein by GMI are true and correct as of, or have been fully performed and complied with by, the Closing Date.


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SECTION 1.4    FIRST MANHATTAN SPECIAL MEETING OF SHAREHOLDERS. In anticipation of this Agreement, FIRST MANHATTAN shall hold a Special Meeting of Shareholders on JUNE 7, 1995 in order to transact certain business related to the ratification of this Agreement including, but not limited to (i) the current authorized number of shares of FIRST MANHATTAN Common Stock is 25,000,000 shares, par value $.001 per share; (ii) electing a new Board of Directors consisting of Daniel N. Lomax, Lic. Fernando Torres Moreno, Robert C.
Cocione, Charles R. Cook and Eugene Yahn; (ii) changing the corporate name to GroupMed International, Inc. and (iii) to ratification of this Agreement; (iv) ratification of this Agreement and the transactions contemplated hereby.

SECTION 1.5 CONSUMMATION OF TRANSACTION. If, at the Closing, no condition exists which would permit any of the parties to terminate this Agreement, or a condition then exists and the party entitled to terminate because of that condition elects not to do so, then the transactions herein contemplated shall be consummated upon such date, and then and thereupon FIRST MANHATTAN will file the necessary documents that may be required by the State of Nevada and Nevada.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF FIRST MANHATTAN

     FIRST MANHATTAN hereby represents, warrants and agrees that:

SECTION 2.1 ORGANIZATION OF FIRST MANHATTAN. FIRST MANHATTAN is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, is duly qualified and in good standing as a foreign corporation in every jurisdiction in which such qualification is necessary, and has the corporate power and authority to own its properties and assets and to transact the business in which it is engaged. There are no corporations or other entities with respect to which (i) FIRST MANHATTAN owns any of the outstanding stock or other interest, or (ii) FIRST MANHATTAN may be deemed to be in control because of factors or relationships other that the quantity of stock or other interest owned. FIRST MANHATTAN has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement is the legal, valid and binding obligation of FIRST MANHATTAN, enforceable against FIRST MANHATTAN in accordance with its respective terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

SECTION 2.2 CAPITALIZATION OF FIRST MANHATTAN. The authorized capital stock of FIRST MANHATTAN currently consists of 25,000,000 shares of Common Stock, par value $.001 per share, of which 50,000 shares are presently issued and outstanding following a 1 for 4 reverse split of the currently outstanding common shares. All of the issued and outstanding shares of FIRST MANHATTAN have been duly authorized and validly issued and are fully paid and non-assessable. There are Class A & B warrants outstanding that allow for the issuance of 177,750 shares at $7.50 per share for the Class A warrants and 177,750 shares at $10.00 per share for the Class B warrants. Shares of FIRST MANHATTAN common stock to be issued pursuant to this agreement, when so issued, will be duly authorized, validly issued, fully paid and non-assessable.


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SECTION 2.3    CHARTER DOCUMENTS. Complete and correct copies of the Articles of
Incorporation and By-Laws of FIRST MANHATTAN and all amendments thereto, have been or will be delivered to GMI prior to the Closing, and certified copies of the FIRST MANHATTAN Articles of Incorporation and By-Laws are annexed hereto as
Exhibit 2.3 and by this reference made a part hereof.

SECTION 2.4 FINANCIAL STATEMENTS. FIRST MANHATTAN's financial statements for the period ending December 31, 1994, a copy of which is annexed hereto as
Exhibit 2.4 and by this reference made a part hereof, are true and complete in all material respects, having been prepared in accordance with generally accepted accounting principles applied on a consistent basis for the periods covered by such statements, and fairly present, in accordance with generally accepted accounting principles, the financial condition of FIRST MANHATTAN, and results of its operations for the periods covered thereby Except as otherwise disclosed to GMI in writing and as set forth herein, there has been no material adverse change in the business operations, assets, properties, prospects or condition (financial or otherwise) of FIRST MANHATTAN taken as a whole from that reflected in the financial statements referred to in this Section 2.4, of which GMI based its decision to enter into this Agreement.

SECTION 2.5 ABSENCE OF CERTAIN CHANGES OR EVENTS. Since the date of the FIRST MANHATTAN financial report for the period ending December 31, 1994 and except as disclosed otherwise herein. FIRST MANHATTAN has not (i) issued or sold any promissory note, stock, bond, option or other corporate security of which it was an issuer or other obligor, (ii) discharged or satisfied any lien or encumbrance or paid any obligation or liability, absolute or contingent, direct or indirect, (iii) incurred or suffered to be incurred any liability or obligation whatsoever, (iv) caused or permitted any lien, encumbrance or security interest to be created or arise on or in any of its properties or assets, (v) declared or made any dividend, payment or distribution to stock holders or purchased or redeemed or agreed to purchase or redeem any shares of its capital stock, (vi) reclassified its shares of capital stock, or (vii) entered into any agreement or transaction except in connection with the execution and performance of this Agreement.

SECTION 2.6 ASSETS AND LIABILITIES. FIRST MANHATTAN has good and marketable title to all of its assets and property, free and clear of any and all liens, claims and encumbrances, except as may be otherwise explicitly set forth herein. As of date hereon, FIRST MANHATTAN does not have any debts, liabilities or obligations of any nature, whether accrued, absolute, contingent, or otherwise, whether due or to become due, that are not fully reflected in the FIRST MANHATTAN Balance Sheet dated December 31, 1994 except as may be explicitly set forth herein.

SECTION 2.7 TAX RETURNS AND PAYMENTS. All of FIRST MANHATTAN's tax returns (federal, state, city, county or foreign) which are required by law to be filed on or before the date of this Agreement, have been duly filed or extended with the appropriate governmental authority. FIRST MANHATTAN has paid all taxes to be due on said returns, any assessments made against FIRST MANHATTAN and all other taxes, fees and similar charges imposed on FIRST MANHATTAN by any governmental authority (other than those, the amount or validity of which is being contested in good faith by appropriate proceedings) No tax liens have been filed and no claims are being assessed with respect to any such taxes, fees or other similar charges.


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SECTION 2.8    REQUIRED AUTHORIZATIONS. There have been or will be timely filed, given, obtained or taken, all applications, notices, consents, approvals, orders, registrations, qualifications waivers or other actions of any kind required by virtue of execution and delivery of this Agreement by FIRST
MANHATTAN or the consummation by it of the transactions contemplated hereby.

SECTION 2.9 COMPLIANCE WITH LAW AND GOVERNMENT REGULATIONS. FIRST MANHATTAN is in compliance with and is not in violation of, applicable federal, state, local or foreign statutes, laws and regulations (including without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties or the operation of its business.

SECTION 2.10 LITIGATION. There is no litigation, arbitration, proceeding or investigation pending or threatened to which FIRST MANHATTAN is a party or which may result in any material change in the business or condition, financial or otherwise, of FIRST MANHATTAN or in any of its properties or assets, or which might result in any liability on the part of FIRST MANHATTAN or which questions the validity of this Agreement or of any action taken or to be taken pursuant to or in connection with the provisions of this Agreement, and to the best knowledge of FIRST MANHATTAN, there is no basis for any such litigation, arbitration, proceeding or investigation.

SECTION 2.11 INVESTIGATION OF FINANCIAL CONDITION. In addition to making available for review by GMI all financial statements, books and records of FIRST MANHATTAN, and without in any manner reducing or otherwise mitigating the representations contained herein, GMI shall have the opportunity to meet with FIRST MANHATTAN's accountants and attorneys to discuss the financial condition of FIRST MANHATTAN and to make whatever further independent investigation deemed necessary and prudent.

SECTION 2.12 GOVERNMENTAL CONSENT. No consent, approval, authorization or order of, or registration, qualification, designation, declaration or filing with, any governmental authority on the part of FIRST MANHATTAN is required in connection with the execution and delivery of this Agreement or the carrying out of any transactions contemplated hereby.

SECTION 2.13 AUTHORITY. FIRST MANHATTAN and its shareholders shall have approved this Agreement and the transactions contemplated hereby prior to the Closing and duly authorized the execution and delivery hereof. FIRST MANHATTAN has full power, authority and legal right to enter into this Agreement and to consummate the transactions contemplated hereby, and all corporate action necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby has been duly and validly taken.

SECTION 2.14 FULL DISCLOSURE. None of the representations and warranties made by FIRST MANHATTAN herein, or in any exhibit, certificate or memorandum furnished or to be furnished by FIRST MANHATTAN on its behalf pursuant hereto, contains or will contain any untrue statement of material fact, or omits any material fact, the omission of which would be misleading.


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                                     ARTICLE III

                             COVENANTS OF FIRST MANHATTAN

SECTION 3.1    CONDUCT PRIOR TO THE CLOSING. Between the date hereof and the
Closing:

     (a) FIRST MANHATTAN will not enter into any agreement, contract or commitment, whether written or oral, or engage in any transaction, without the knowledge and prior written consent of GMI;

     (b) FIRST MANHATTAN will not declare any dividends or distributions with respect to its capital stock or amend its Articles of Incorporation or By-Laws, without the prior written consent of GMI;

     (c) FIRST MANHATTAN will not authorize, issue, sell, purchase or redeem any shares of its capital stock without the prior written consent of GMI;

     (d) FIRST MANHATTAN will comply with all requirements which federal or state law may impose on it with respect to this Agreement and the transactions contemplated hereby, and will promptly cooperate with and furnish information to GMI in connection with any such requirements imposed upon the parties hereto in connection therewith;

     (e) FIRST MANHATTAN will not incur any indebtedness for money borrowed, or issue or sell any debt securities, incur or suffer to be incurred any liability or obligation of any nature whatsoever, or cause or permit any lien, encumbrance or security interest to be created or arise on or in any of its properties or assets, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount or enter into any other transaction other than in the regular course of business, except to comply with the terms of this Agreement, without the consent of GMI;

     (f) FIRST MANHATTAN shall grant to GMI and its counsel, accountants and other representatives, full access during normal business hours during the period prior to the Closing to all its respective properties, books, contracts, commitments and records and, during such period, furnish promptly to GMI and such representatives all information relating to FIRST MANHATTAN as GMI may reasonably request; and

     (g) Except for the transactions contemplated by this Agreement, FIRST MANHATTAN will conduct its business in the normal course, and shall not sell, pledge or assign its assets without the prior written consent of GMI.

SECTION 3.2 AFFIRMATIVE COVENANTS. Prior to Closing. FIRST MANHATTAN will do the following

     (a) Use its best efforts to accomplish all actions necessary to consummate this Agreement, including satisfaction of all the conditions contained in this Agreement;


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     (b)  Call for and properly hold a meeting of its shareholders for the purpose of conducting the business and ratifying those proposals as set forth in Section 1.4 above.

     (c) Promptly notify GMI in writing of any material adverse change in the financial condition, business, operations or key personnel of FIRST MANHATTAN, any breach of its representations or warranties contained herein, and any material contract, agreement, license or other agreement which, if in effect on the date of this Agreement, should have been included in this Agreement or in an exhibit annexed hereto and made a part hereof; and

     (d) Reserve, and promptly after the Closing, issue and deliver to GMI or its designees the number of shares of FIRST MANHATTAN Common Stock required hereunder; and

                                   ARTICLE IV

                       REPRESENTATION AND WARRANTIES OF GMI

     GMI hereby represents, warrants and agrees that:

SECTION 4.1 ORGANIZATION OF GMI. GMI is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is duly qualified and in good standing in every jurisdiction in which such qualification is necessary. Unless otherwise set forth in GMI's financial statements and except for those businesses and entities set forth in Exhibit 4.1 annexed hereto and by this reference made a part hereof, there are no corporations or other entities with respect to which (i) GMI owns any of the outstanding stock or other interest, or (ii) GMI may be deemed to be in control because of factors or relationships other than the percentage of outstanding stock or other interest owned in such entity. GMI has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

SECTION 4.2 CHARTER DOCUMENTS. Complete and correct copies of the Articles of Incorporation and By-Laws of GMI and all amendments thereto, have been or will be delivered to FIRST MANHATTAN prior to the Closing.

SECTION 4.3 FINANCIAL STATEMENTS/ASSETS AND LIABILITIES. GMI has good and marketable title to all of the assets to be transferred and delivered to FIRST MANHATTAN hereunder, free and clear of any and all liens, claims and encumbrances, except as may be otherwise set forth herein and in its financial statements and further set forth in Exhibit 4.3 annexed hereto and by this reference made a part hereof.

SECTION 4.4 TAX RETURNS AND PAYMENTS. All of GMI's tax returns (federal, state, city, county or foreign) which are required by law to be filed on or before the date of this Agreement, have been duly filed or extended with the appropriate governmental authority. GMI has paid all taxes to be due on said returns, any assessments made against GMI and all other taxes, fees and similar charges imposed on GMI by any governmental authority (other than those, the amount


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or validity of which is being contested in good FAITH BY appropriate proceedings). No tax liens have been filed and no claims are being assessed with respect to any such taxes, fees or other similar charges.

SECTION 4.5 REQUIRED AUTHORIZATIONS. There have been or will be timely filed, given, obtained or taken, all applications, notices, consents, approvals, orders, registrations, qualifications waivers or other actions of any kind required by virtue of execution and delivery of this Agreement by GMI or the consummation by it of the transactions contemplated hereby.

SECTION 4.6 COMPLIANCE WITH LAW AND GOVERNMENT REGULATIONS. GMI is in compliance with all applicable statutes, regulations, decrees, orders, restrictions, guidelines and standards, whether mandatory or voluntary, affecting its properties and operations, imposed by the United States of America and any state or foreign country or government to which GMI is subject.

SECTION 4.7 LITIGATION. There is no litigation, arbitration, proceeding or investigation pending or threatened to which GMI is a party or which may result in any material change in the business or condition, financial or otherwise, of GMI or in any of its properties or assets, or which might result in an, liability on the pan of GMI or which questions the validity of this Agreement or of any action taken or to be taken pursuant to or in connection with the provisions of this Agreement, and to the best knowledge of GMT, there is no basis for any such litigation, arbitration, proceeding or investigation

SECTION 4.8 INVESTIGATION OF FINANCIAL CONDITION. In addition to making available for review by FIRST MANHATTAN all financial statements, books and records of FIRST MANHATTAN and without in any manner reducing or otherwise mitigating the representations contained herein, FIRST MANHATTAN shall have the opportunity to meet with GMI'S accountants and attorneys to discuss the financial condition of GMI and to make whatever further independent investigation deemed necessary and prudent.

SECTION 4.9 GOVERNMENTAL CONSENT. No consent, approval, authorization or order of, or registration, qualification, designation, declaration or filing with any governmental authority on the part of GMI is required in connection with the execution and delivery of this Agreement or the carrying out of any transactions contemplated hereby.

SECTION 4.10 AUTHORITY. GMI and its shareholders shall have approved this Agreement and the transactions contemplated hereby prior to the Closing and duly authorized the execution and delivery hereof. GMI has kill power, authority and legal right to enter into this Agreement and to consummate the transactions contemplated hereby, and all corporate action necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby has been duly and validly taken. Those persons executing this Agreement represent that they have received the authority to act on behalf of and for the shareholders of GMI and that in the event additional shareholder approvals are required, such approvals will be obtained at the next scheduled annual meeting of GMI shareholders.

SECTION 4.11 INVESTMENT PURPOSE. GMI hereby represents that it is acquiring the shares of FIRST MANHATTAN Common Stock to be issued hereunder for investment purposes only and not with a view for further distribution or resale. GMI further represents and acknowledges


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that the FIRST MANHATTAN shares issued hereunder are "restricted securities" and may not be sold, traded or otherwise transferred without registration under the 1933 Act or exemption therefrom. GMI further represents that in the event it decides to distribute to its shareholders the FIRST MANHATTAN shares to be acquired hereby, either in part or in whole, GMI will make all necessary and requisite filing with the appropriate state and federal agencies to register such distribution under the applicable securities laws.

SECTION 4.12 FULL DISCLOSURE. None of the representations and warranties made by GMI herein, or in any exhibit, certificate or memorandum furnished or to be furnished by FIRST MANHATTAN, on its behalf, contains or will contain any untrue statement of material fact, or omit any material fact, the omission of which would be misleading.

                                  ARTICLE V

                               COVENANTS OF GMI

SECTION 5.1    CONDUCT PRIOR TO CLOSING.  Between the date hereof and the
Closing:

     (a) GMI will not enter into any material agreement, contract or commitment, whether written or oral, or engage in any transaction, without the prior written consent of GMI;

     (b) GMI will not declare any dividends or distributions with respect to its capital stock or amend its Articles of Incorporation or By-Laws, without the prior written consent of GMI;

     (c) Except within the regular course of business, GMI will not incur any indebtedness for money borrowed or issue to sell any debt securities, or incur or suffer to be incurred any liability or obligation of any nature whatsoever, or cause or permit any lien, encumbrance or security interest to be created or arise on or in any of its properties or assets, with the prior written consent of GMI;

     (d) GMI will comply with all requirements which federal or state law may impose on it with respect to this Agreement and the transactions contemplated hereby, and will promptly cooperate with and furnish informaton to GMI in connection with any such requirements imposed upon the parties hereto in connection therewith; and

     (e) GMI shall grant to GMI and its counsel, accountants and other representatives, full access during normal business hours during the period prior to the Closing to all its respective properties, books, contracts, commitments and records and, during such period, furnish promptly to GMI and such representatives all information relating to GMI as GMI may reasonably request.

SECTION 5.2 AFFIRMATIVE COVENANTS. Prior to Closing, GMI will do the following:

     (a) Obtained the approval of its Board of Directors and shareholders to proceed with this Agreement and obtain any further shareholder approvals, which may be required, at the next scheduled annual meeting of GMI shareholders;


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     (b)  Use its best efforts to accomplish all actions necessary to consummate this Agreement, including satisfaction of all the conditions contained in the Agreement; and

     (c) Promptly notify FIRST MANHATTAN in writing of any materially adverse change in the financial condition, business, operations or key personnel of GMI, any breach of its representations or warranties contained herein, and any material contract, agreement, license or other agreement which, if in effect on the date of this Agreement, should have been included in this Agreement.

                                  ARTICLE VI

                             ADDITIONAL AGREEMENTS

SECTION 6.1 EXPENSES. Whether or not the transactions contemplated in this Agreement are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expense or as otherwise agreed to herein.

SECTION 6.2 BROKERS AND FINDERS. Each of the parties hereto represents, as to itself, that with the exception of the consideration and additional shares of FIRST MANHATTAN Common Stock to be paid and issued pursuant to the Due Diligence & Consulting Agreement, dated ________ annexed hereto as Exhibit 6.2 and by this reference made a part hereof, and to which FIRST MANHATTAN acknowledges and agrees fulfill the terms thereof, no other agent, broker, investment banker or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement.

SECTION 6.3 NECESSARY ACTIONS. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. In the event at any time after the Closing, any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and/or directors of FIRST MANHATTAN or GMI, as the case may be, shall take all such necessary action.

SECTION 6.4 INDEMNIFICATION. Each party to this Agreement hereby agrees to defend and hold the other party harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties, and reasonable attorney fees, that they shall incur or suffer, which arise out of, result from or relate to any material breach of, or failure by the party to perform any of its respective representations, warranties, covenants and agreements in this Agreement or in any exhibit or other instrument furnished or to be furnished by the party under this Agreement.


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                                   ARTICLE VII

                      CONDITIONS TO OBLIGATIONS OF THE PARTIES

     The obligations of the parties under this Agreement are subject to the fulfillment and satisfaction of each of the following conditions:


SECTION 7.1 LEGAL ACTION. No preliminary or permanent injunction or other order by any federal or state court which prevents the consummation of this Agreement or any of the transactions contemplated by this Agreement shall have been issued and remain in effect.

SECTION 7.2 ABSENCE OF TERMINATION. The obligations to consummate the transactions contemplated hereby shall not have been canceled pursuant to
Article X hereof.

SECTION 7.3 REQUIRED APPROVALS. FIRST MANHATTAN and GMI shall have received all such approvals, consents, authorizations or modifications as may be required to permit the performance by FIRST MANHATTAN and GMI of the respective obligations under this Agreement, and the consummation of the transactions herein contemplated, whether from governmental authorities or other persons and FIRST MANHATTAN and GMI shall each have received any and all permits and approvals from any regulatory authority having jurisdiction required for the lawful consummation of this Agreement.

SECTION 7.4 BLUE SKY COMPLIANCE. There shall have been obtained any and all permits, approvals and consents of the Securities or "Blue-Sky" Commissions of any jurisdictions, and of any other governmental body or agency, which respective counsel for FIRST MANHATTAN and GMI may reasonably deem necessary or appropriate so that consummation of the transactions contemplated by this Agreement may be in compliance with all applicable laws.

                                  ARTICLE VIII

                    CONDITIONS PRECEDENT TO OBLIGATIONS OF GMI

     All obligations of FIRST MANHATTAN under this Agreement are subject to the fulfillment and satisfaction by GMI prior to or at the time of the Closing, of each of the following conditions, any one or more of which may be waived by FIRST MANHATTAN.

SECTION 8.1 REPRESENTATIONS AND WARRANTIES TRUE AT THE CLOSING. All representations and warranties of GMI contained in this Agreement will be true and correct at and as of the time of the Closing, and GMI shall have delivered to FIRST MANHATTAN a certificate, dated the date of the Closing, to such effect and in the form and substance satisfactory to FIRST MANHATTAN, and signed, in the case of GMI, by its president and secretary.

SECTION 8.2 PERFORMANCE. The obligations of GMI to be perfonned on or before the Closing pursuant to the terms of this Agreement shall have been duly performed at such time, and GMI shall have delivered to FIRST MANHATTAN a certificate, dated the date of the Closing, to such effect and in form and substance satisfactory to FIRST MANHATTAN.

SECTION 8.3 AUTHORITY. All action required to be taken by, or on the part of GMI and its shareholders, if required, to authorize the execution, delivery and performance of this Agreement by GMI and the consummation of the transactions contemplated hereby, shall have been duly and validly taken.

SECTION 8.4 ABSENCE OF CERTAIN CHANGES OR EVENTS. There shall not have occurred, since the date hereof, any adverse change in the business, condition, (financial or otherwise), assets or liabilities of GMI or any event or condition of any character adversely affecting GMI, and it shall have delivered to FIRST MANHATTAN, certificates, dated the date of the Closing, to such effect and in form and substance satisfactory to FIRST MANHATTAN and signed, in the case of GMI, by its president and secretary.

                                   ARTICLE IX

                    CONDITIONS PRECEDENT TO OBLIGATIONS OF GMI

     All obligations of GMI under this Agreement are subject to the fulfillment and satisfaction by FIRST MANHATTAN prior to or at the time of the Closing, of each of the following conditions, any one or more of which may be waived by GMI.

SECTION 9.1 REPRESENTATIONS AND WARRANTIES TRUE AT THE CLOSING. All representations and warranties of FIRST MANHATTAN contained in this Agreement will be true and correct at and as of the time of the Closing, and FIRST MANHATTAN shall have delivered to GMI a certificate, dated the date of the Closing, to such effect and in the form and substance satisfactory to GMI, and signed, in the case of FIRST MANHATTAN, by its president and secretary.

SECTION 9.2 PERFORMANCE. The obligations of FIRST MANHATTAN to be performed on or before the Closing pursuant to the terms of this Agreement shall have been duly performed at such time, and FIRST MANHATTAN shall have delivered to GMI a certificate, dated the date of the Closing, to such effect and in form and substance satisfactory to GMI and signed, in the case of FIRST MANHATTAN by its president and secretary.

SECTION 9.3 AUTHORITY. All action required to be taken by, or on the part of FIRST MANHATTAN to authorize the execution, delivery and performance of this Agreement by FIRST MANHATTAN and the consummation of the transactions contemplated hereby, shall have been duly and validly taken.

SECTION 9.4 ABSENCE OF CERTAIN CHANGES OR EVENTS. There shall not have occurred, since the date hereof, any adverse change in the business, condition, (financial or otherwise), assets or liabilities of FIRST MANHATTAN or any event or condition of any character adversely affecting FIRST MANHATTAN, and it shall have delivered to GMI, certificates, dated the date of the Closing, to such effect and in form and substance satisfactory to GMI and signed, in the case of FIRST MANHATTAN, by its president and secretary.

                                   ARTICLE X

                                  TERMINATION

SECTION 10.1 TERMINATION. Notwithstanding anything herein or elsewhere to the contrary, this Agreement may be terminated:

     (a) By mutual agreement of the parties hereto at any time prior to Closing;

     (b) By the board of directors of FIRST MANHATTAN at any time prior to the closing in the event:

          (i) a condition to performance by FIRST MANHATTAN under this Agreement or a covenant of GMI contained herein shall not be fulfilled on or before the time of the Closing or at such other time and date specified for the fulfillment for such covenant or condition; or

          (ii) a material default or breach of this Agreement shall be made by GMI; or

          (iii)  the Closing shall not have taken place on or prior to ________.

     (c) By the board of directors of GMI at any time prior to the closing in the event:

          (i) a condition to GMI's performance under this Agreement or a covenant of FIRST MANHATTAN contained in this Agreement shall not be fulfilled on or before the Closing or at such other time and date specified for the fulfillment of such covenant or conditions;

          (ii) a material default or breach of this Agreement shall be made by FIRST MANHATTAN; or

          (iii)  the Closing shall not have taken place on or prior to ________.

SECTION 10.2 EFFECT OF TERMINATION. If this Agreement is terminated, this Agreement, except as to Sections 11.1, 11.2, shall no longer be of any force or effect and there shall be no liability on the part of any party or its respective directors, officers or stockholders; provided however, that in the case of a Termination without cause by a party or a termination pursuant to Sections 10.1(b) (i) or 10.1 (c) (i) hereof because of a prior material default under or a material breach of this Agreement by another party, the damages which the aggrieved party or parties may recover from the defaulting party or parties shall in no event exceed the amount of out-of-pocket costs and expenses incurred by such aggravated party or parties in connection with this Agreement.

SECTION 10.3 RECISION. In the event that prior to ____________, 199_, GMI fails to obtain any and all consents and/or approvals that may be required from the GMI shareholders or any regulatory authority for the approval and ratification of this Agreement, then this Agreement shall be rescinded and become null and void with the result that all shares of FIRST MANHATTAN Common Stock issues to GMI hereunder are to be deemed canceled and no longer outstanding on the transfer records of FIRST MANHATTAN and that those assets set forth in Exhibit 1.1 hereto shall be returned to GMI.

                                  ARTICLE XI

                                 MISCELLANEOUS

SECTION 11.1 COST AND EXPENSES. All costs and expenses incurred in connection with this Agreement will be paid by the party incurring such expenses. In the event of any termination of this Agreement pursuant to Section 10.1 or 10.3, subject to the provisions of Section 11.2, GMI and FIRST MANHATTAN will each bear their own respective expenses.

SECTION 11.2 EXTENSION OF TIME: WAIVERS. At any time prior to the Closing date:

     (a) FIRST MANHATTAN may (i) extend the time for the performance of any of the obligations or other acts of GMI. (ii) waive any inaccuracies in the representations and warranties of GMI contained herein or in any document delivered pursuant hereto by GMI and (iii) waive compliance with any of the agreements or conditions contained herein to be performed by GMI. Any agreement on the part of FIRST MANHATTAN to any such extension or waiver shall be valid only if set forth in an instrument, in writing, signed on behalf of GMI;

     (b) GMI may (i) extend the time for the performance of any of the obligations or other acts of FIRST MANHATTAN, (ii) waive any inaccuracies in the representations and warranties of GMI contained herein or in any document delivered pursuant hereto by FIRST MANHATTAN and (iii) waive compliance with any of the agreements or conditions contained herein to be performed by FIRST MANHATTAN. Any agreement on the part of GMI to any such extension or waiver shall be valid only if set forth in an instrument, in writing, signed on behalf of GMI;

SECTION 11.3 NOTICES. Any notice to any party hereto pursuant to this Agreement shall be given by Certified or Registered Mail, addressed as follows:

                                  GROUPMED, INC.
                           3095 South Grade Rd., Suite B
                                 Alpine, CA 91901

                               FIRST MANHATTAN, INC.
                              One Camelback Rd., #680
                                Phoenix, AZ 85012

     Additional notices are to be given to each party, at such other address should be designated in writing comply as to delivery with the terms of this
Section 11.3. All such notices shall be effective when sent, addressed as aforesaid.


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

SECTION 11.4 PARTIES IN INTEREST. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and designees. Nothing in this Agreement is intended to confer, expressly or by implication, upon any other person any rights or remedies under or by reason of this Agreement.

SECTION 11.5 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and together shall constitute one document. The delivery by facsimile of an executed counterpart of this Agreement shall be deemed to be an original and shall have the full force and effect of an original executed copy.

SECTION 11.6 SEVERABILITY. The parties hereto agree and affirm that none of the provisions herein is dependent upon the validity of any other provision, and if any part of this Agreement is deemed to be unenforceable, the remainder of the Agreement shall remain in full force and effect.

SECTION 11.7 HEADINGS. The Article and Section headings are provided herein for convenience of reference only and do not constitute a part of this Agreement.

SECTION 11.8 GOVERNING LAW. This Agreement shall be governed by the laws of the State of Nevada. Any action to enforce the provisions of this Agreement shall be brought in a court of competent jurisdiction in the State of Nevada and in no other place.

SECTION 11.9 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All terms, conditions, representations and warranties set forth in this Agreement or in any instrument, certificate, opinion, or other writing providing for in it, shall survive the Closing and the delivery of the shares of FIRST MANHATTAN Common Stock transferred hereunder at the Closing, regardless of any investigation made by or on behalf of any of the parties hereto.

SECTION 11.10 ASSIGNABILITY. This Agreement shall not be assignable by any of the parties hereto without the prior written consent of the other parties.

SECTION 11.11 AMENDMENT. This Agreement may be amended with the approval of the boards of directors of FIRST MANHATTAN and GMI at any time before or after approval thereof by stockholders of FIRST MANHATTAN, if required, and GMI, but after such approval by the FIRST MANHATTAN shareholders, no amendment shall be made which substantially and adversely changes the terms hereof. This Agreement may not be amended except by an instrument, in writing, signed on behalf of each of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Acquisition Agreement in a manner legally binding upon them as of the date first above written.

                 "GMI"
             GROUPMED, INC.                         ATTEST:


         By: /s/ Daniel N. Lomax
             -------------------------         ------------------------
         Its:          President                           Secretary


           FIRST MANHATTAN, INC.                    ATTEST:


         By: /s/ Curtis M. Jamison             /s/ Suzy Frost
             -------------------------         ------------------------
         Its:   Vice - President                           Secretary

                                     CERTIFICATE

                                          OF

                                    GROUPMED, INC.



     The undersigned, ________________ and _______________ hereby certify that they are the President and Secretary respectively, of GMI, a Nevada corporation ("GMI") and further certify as follows:

     1. That the representations and warranties of GMI contained in the Acquisition Agreement and Plan of Reorganization (the "Agreement") by and between GMI and FIRST MANHATTAN, a Nevada corporation are true and correct at and as of the date hereof.

     2. The obligations and covenants of GMI to be performed and observed on or before the Closing as defined in the Agreement have been duly performed and observed.

     3. Except as otherwise disclosed in the Agreement, there has not occurred since the date thereof, any adverse change in the business, condition (financial or otherwise), assets or liabilities of GMI or any event or condition of any character adversely affecting GMI.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of this ____ day of _____________, 199_.


                                       GROUPMED, INC.


                                       By: /s/ Daniel N. Lomax
                                          ----------------------
                                                 President

                                       By:
                                          ----------------------
                                                 Secretary

                                     CERTIFICATE

                                          OF

                                 FIRST MANHATTAN, INC.



     The undersigned, _____________________ and ___________________ hereby certify that they are the President and Secretary respectively. of FIRST MANHATTAN INC. a Nevada corporation ("FIRST MANHATTAN") and further certify as follows:

     1. That the representations and warranties of FIRST MANHATTAN contained in the Acquisition Agreement and Plan of Reorganization (the "Agreement") by and between GMI and FIRST MANHATTAN, a Nevada corporation are true and correct at and as of the date hereof.

     2. The obligations and covenants of FIRST MANHATTAN to be performed and observed on or before the Closing as defined in the Agreement have been duly performed and observed.

     3. Except as otherwise disclosed in the Agreement, there has not occurred since the date thereof, any adverse change in the business, condition (financial or otherwise), assets or liabilities of FIRST MANHATTAN or any event or condition of any character adversely affecting FIRST MANHATTAN.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of this ___ day of _____________, 199_.



                                       FIRST MANHATTAN, INC.


                                       By   /s/ Curtis M. Jamison
                                          -------------------------
                                               Vice-President

                                       By       /s/ Suzy Frost
                                          -------------------------
                                                   Secretary




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